UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2011

P & F INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 29, 2011, P & F Industries, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the fiscal year ended December 31, 2010. A copy of the Press Release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

The information in the Press Release is being furnished, not filed, pursuant to this Item 2.02.  Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 28, 2011, the Board of Directors (the “Board”) of P&F Industries, Inc. (the “Company”) determined, upon advice of management and the recommendation of the Audit Committee of the Board, that the Company’s financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2010 and September 30, 2010 (collectively, the “Previously Issued Financial Statements”) should not be relied upon and should be restated because they contain errors discussed below. The Company intends to correct the Previously Issued Financial Statements by filing restated financial statements in Quarterly Reports on Form 10-Q/A for the periods ended June 30, 2010 and September 30, 2010.

The Company believes that the Previously Issued Financial Statements should not be relied upon and should be restated because, pursuant to Accounting Standards Codification Topic 810: Consolidation, the financial position and results of operations of the Company’s subsidiary Old Stairs Co LLC (formerly known as WM Coffman LLC) should not have been consolidated with the consolidated financial statements of the Company for such periods.

The Audit Committee and the Company’s management discussed the matters set forth herein with JH Cohn LLP, the Company’s registered independent public accounting firm.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release, dated March 29, 2011, issued by P & F Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: March 29, 2011
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer